UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2021

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	TTNP	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 15, 2021, WithumSmith+Brown, PC (“Withum”) acquired certain assets of OUM &CO., LLP (“OUM”), the independent registered public accounting firm for Titan Pharmaceuticals, Inc. (the “Company”). As a result of this transaction, on July 23, 2021, OUM provided their resignation as the Company’s independent registered public accounting firm. Concurrent with OUM’s resignation, the Company, with the approval of its Audit Committee, consented to the assignment and assumption of OUM’s engagement with the Company to Withum as the Company’s independent registered public accounting firm.

The audit reports of OUM on the Company’s financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the years ended December 31, 2020 and 2019 contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2020 and through the subsequent interim period preceding OUM’s resignation, there were no disagreements between the Company and OUM on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements if not resolved to the satisfaction of OUM, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, nor were there any reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2020 and through the subsequent interim period prior to the Company’s consent to the assignment of OUM’s engagement with the Company to Withum, the Company did not consult with Withum on either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that may be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in item 304(a)(1)(v) of Regulation S-K. In addition, Withum did not provide any written or oral advice to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company has provided OUM a copy of the disclosures in this Form 8-K and has requested that OUM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated July 26, 2021 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
16.1	Letter from OUM & Co., LLP to the Securities and Exchange Commission dated July 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Kate Beebe DeVarney, Ph.D.
	Name:	Kate Beebe DeVarney, Ph.D.
	Title:	President and Chief Operating Officer

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